(TRANSLATION)

PIMCO FUNDS - PIMCO Total Return Fund

Amendments to Investment Fund Circular (Mandatory Prospectus)

March 2008

These Amendments to Investment Fund Circular (Mandatory Prospectus) are to amend and restate selected portions of the Investment Fund Circular (Mandatory Prospectus) that was to remain in effect from December 28, 2007 to December 27, 2008 (included).

PIMCO FUNDS - PIMCO Total Return Fund

1.

In connection with the public offering of Administrative Class Shares (the "Shares") of PIMCO Funds - PIMCO Total Return Fund (the "Fund") by this Investment Fund Circular (Mandatory Prospectus), PIMCO Funds filed the Securities Registration Statement on December 27, 2007 with the Director-General of Kanto Local Finance Bureau in accordance with the provisions of Article 5 of the Financial Instruments and Exchange Law (Law No. 25 of 1948). The registration thereunder became effective on December 28, 2007. In addition, the PIMCO Funds filed Amendments to the Securities Registration Statement on March 31, 2008, with the Director-General of Kanto Local Finance Bureau, in accordance with Article 7 of the Financial Instruments and Exchange Law.

2.

This is the prospectus required to be delivered prior to or at the same time as the offering of the Shares in accordance with the provisions of Article 15, Paragraph 2 of the Financial Instruments and Exchange Law.

3.

Please note that the Investment Fund Circular (On-Demand Prospectus) (see "PART II. INFORMATION CONCERNING THE FUND, IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND" of Mandatory Prospectus for the items described therein) shall be delivered to the investors upon request, and in case that the investors have made a request of the delivery of the Investment Fund Circular (On-Demand Prospectus), they are required to make a note thereof for themselves.

4.	The Fund is an investment trust and its investment capital shall not be guaranteed.
5.

The value of the Shares shall come under the influence of fluctuations of the value of the Fund's portfolio investments and foreign exchange rates, and all the gain and loss due to such investments and fluctuations of the foreign exchange rates shall be attributable to the investors.

6.	The original financial statements in English are not contained in this prospectus but contained in the Securities Registration Statement.

Material Item:

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund's portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund's portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund's net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to "interest rate risk", "credit risk", "high yield risk", "market risk", "issuer risk", "liquidity risk", "derivatives risk", "mortgage risk", "foreign (non-U.S.) investment risk", "emerging markets risk", "currency risk", "leveraging risk", "management risk" and "short sale risk."

For more details, please refer to "PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 3. INVESTMENT RISK" of Mandatory Prospectus.

I.	Reasons for Amending the Mandatory Prospectus

Since information included in the Securities Registration Statement (including the documents attached thereto) filed on December 27, 2007 (the "Original SRS") was partially updated, Amendments to the Securities Registration Statement was filed on March 31, 2008.

Accordingly, the relevant sections in the Mandatory Prospectus (the "Original Mandatory Prospectus") have been amended as set forth below.

II.	Amended Sections

Guidance	(Q&A)	1
PART II	INFORMATION CONCERNING THE FUND	2
I.	DESCRIPTION OF THE FUND	2

(Note) Amended parts have been underlined for ease of reference.

<The "Guidance (Q&A)" of the Original Mandatory Prospectus shall be amended as set forth below.>

Guidance (Q&A)

<omitted>

Q.11	Please Tell Me about Tax Treatment of Shareholders

<omitted>
(i)	Distributions made by the Fund:

<omitted>

c.

Distributions of net investment income (defined in "PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 7. OUTLINE OF MANAGEMENT AND ADMINISTRATION, 1. Outline of Management of Assets, etc., (5) Other, d. How Performance Is Shown" of the Investment Fund Circular (Mandatory Prospectus)) such as interest, etc. and distributions of net short-term capital gains realized by the fund will be, in principle, subject to withholding of U.S. federal income tax (the statutory withholding tax rate of 30% is reduced for Japanese residents eligible to claim benefits under the US-Japan income tax treaty to 10%. In addition, if a provision in the American Jobs Creation Act of 2004 is extended, of which there can be no assurance, the Fund may be able to designate as exempt from U.S. withholding tax dividends relating to certain items of interest and net short-term capital gain received by the Fund that are paid after any such extension. Withholding will apply to dividends declared after March 31, 2008 until the date of any such extension.) and the amount obtained after such deduction will be remitted from the Fund to the Distribution Dealers. Distributions of net long-term capital gain realized by the Fund will not be subject to withholding of U.S. federal income tax and the full amount thereof will be remitted from the Fund to the Distribution Dealers. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan in a case of Japanese corporate beneficial owners.

<omitted>

PART II.	INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

4.	FEES AND TAXES

(5)	Tax Treatment (Page 97 of the Original Mandatory Prospectus):

<omitted>

(i)	Distributions made by the Fund:

<omitted>

c.

Distributions of net investment income (defined in "PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 7. OUTLINE OF MANAGEMENT AND ADMINISTRATION, 1. Outline of Management of Assets, etc., (5) Other, d. How Performance Is Shown" hereof) such as interest, etc. and distributions of net short-term capital gains realized by the fund will be, in principle, subject to withholding of U.S. federal income tax (the statutory withholding tax rate of 30% is reduced for Japanese residents eligible to claim benefits under the US-Japan income tax treaty to 10%. In addition, if a provision in the American Jobs Creation Act of 2004 is extended, of which there can be no assurance, the Fund may be able to designate as exempt from U.S. withholding tax dividends relating to certain items of interest and net short-term capital gain received by the Fund that are paid after any such extension. Withholding will apply to dividends declared after March 31, 2008 until the date of any such extension.) and the amount obtained after such deduction will be remitted from the Fund to the Distribution Dealers. Distributions of net long-term capital gain realized by the Fund will not be subject to withholding of U.S. federal income tax and the full amount thereof will be remitted from the Fund to the Distribution Dealers. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan in a case of Japanese corporate beneficial owners.

<omitted>

* * * *

THE END OF THE DOCUMENT

* * * *